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                                                                      Exhibit 24


                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Douglas R. Lebda and Keith B. Hall, and each of them, his true and lawful attorney-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This power of attorney may be executed in counterparts.

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on this 14th day of December, 2001.

NAME                                        TITLE


/s/ Douglas R. Lebda                      Chief Executive Officer and Director
------------------------------------      (principal executive officer)
Douglas R. Lebda


/s/ Keith B. Hall                         Senior Vice President,
 -----------------------------------      Chief Financial Officer and Treasurer
Keith B. Hall


/s/ Matthew A. Packey                     Vice President and Controller
------------------------------------
Matthew A. Packey


/s/ Richard Field                         Director
------------------------------------
Richard Field


/s/ Robert Kennedy                        Director
------------------------------------
Robert Kennedy


/s/ Daniel C. Lieber                      Director
------------------------------------
Daniel C. Lieber


/s/ Michael DeVico                        Director
------------------------------------
Michael DeVico


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/s/ W. James Tozer, Jr.                   Director
------------------------------------
W. James Tozer, Jr.


/s/ Robert A. Spass                       Director
------------------------------------
Robert A. Spass